SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

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    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.



                             TRANS-LUX CORPORATION
    ________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

    ________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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

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
                             TRANS-LUX CORPORATION
                              110 Richards Avenue
                        Norwalk, Connecticut  06856-5090
                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 27, 2004
                    -----------------------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Thursday, May 27, 2004 at 3:00 P.M. local time for the following purposes:

    1. To elect four directors to serve for a term of three years, in each case until their successors shall be elected and shall have qualified;

    2. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

    3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The close of business on March 31, 2004 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                        By Order of the Board of Directors,



                                                   Angela D. Toppi
                                                 Corporate Secretary
Dated:  Norwalk, Connecticut
        March 31, 2004


--------------------------------------------------------------------------------
Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
--------------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 Richards Avenue
                        Norwalk, Connecticut  06856-5090
                         ------------------------------

                                PROXY STATEMENT

    This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation") of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, May 27, 2004, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than April 23, 2004. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Corporate Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

    The close of business on March 31, 2004 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. There were outstanding as of the close of business on March 31, 2004 and entitled to notice of and to vote at the Meeting 973,243 shares of Common Stock and 287,505 shares of Class B Stock. Each outstanding share of Common Stock is entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on all the proposals.

    Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth information as of March 31, 2004 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock or shares acquirable within 60 days of such date by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common
Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and
(iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                      Amount
                                                                   Beneficially      Percent       Percent of
Name, Status and Mailing Address                 Title of Class        Owned         of Class      All Classes
--------------------------------                 --------------    ------------      --------      -----------

Gene Jankowski...............................     Common Stock        3,500 (1)         *             *
Chairman of the Board of Directors
110 Richards Avenue
Norwalk, CT  06856-5090

Richard Brandt...............................     Class B Stock     125,208 (2)       43.55%         9.93%
Chairman Emeritus of the Board of                 Common Stock       19,636 (2)        1.98%         1.53%
Directors, Consultant and beneficial owner
of more than 5% of the Corporation's Class B
Stock
110 Richards Avenue
Norwalk, CT  06856-5090

Gabelli Funds, LLC...........................     Common Stock      755,670 (3)       46.68%        39.64%
Beneficial owner of more than 5% of the
Corporation's Common Stock
One Corporate Center
Rye, NY  10580-1434

Matthew Brandt...............................     Class B Stock      41,700           14.50%         3.31%
Director, Executive Vice President and            Common Stock       11,980 (4)        1.22%          *
beneficial owner of more than 5% of the
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT  06856-5090

Thomas Brandt................................     Class B Stock      41,700           14.50%         3.31%
Director, Executive Vice President,               Common Stock       11,354 (5)        1.15%          *
Co-Chief Executive Officer and beneficial
owner of more than 5% of the Corporation's
Class B Stock
110 Richards Avenue
Norwalk, CT  06856-5090

Steven Baruch................................     Common Stock        1,600 (1)         *             *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Howard M. Brenner............................     Common Stock        2,000 (1)         *             *
Director
465 Park Avenue
New York, NY  10022

                                      -2-

                                                                      Amount
                                                                   Beneficially      Percent       Percent of
Name, Status and Mailing Address                 Title of Class        Owned         of Class      All Classes
--------------------------------                 --------------    ------------      --------      -----------


Jean Firstenberg.............................     Common Stock        1,920 (6)         *             *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Robert B. Greenes............................     Common Stock        5,000 (7)         *             *
Director
110 Richards Avenue
Norwalk, CT  06856-5090

Victor Liss..................................     Class B Stock       9,728            3.38%          *
Vice Chairman of the Board                        Common Stock       11,620 (8)        1.19%          *
110 Richards Avenue
Norwalk, CT  06856-5090

Howard S. Modlin.............................     Class B Stock       8,751 (9)        3.04%          *
Director                                          Common Stock        2,500 (9)         *             *
445 Park Avenue
New York, NY  10022-2606

Michael R. Mulcahy...........................     Common Stock       24,303 (10)       2.44%         1.90%
Director, President and Co-Chief
Executive Officer
110 Richards Avenue
Norwalk, CT  06856-5090

Thomas F. Mahoney ...........................     Common Stock        3,500 (11)        *             *
Senior Vice President
110 Richards Avenue
Norwalk, CT  06856-5090

Angela D. Toppi..............................     Common Stock        3,000 (12)        *             *
Executive Vice President, Treasurer,
Secretary and Chief Financial Officer
110 Richards Avenue
Norwalk, CT  06856-5090

All directors and executive officers.........     Class B Stock     227,087 (13)      78.99%        18.01%
as a group (16 persons)                           Common Stock      106,592 (13)      10.10%         7.94%

_____________________

(1) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options.

(2) The amount includes 4,232 shares of Class B Stock owned by Mrs. Brandt, 12,500 shares of Common Stock acquirable upon exercise of stock options and 7,136 shares of Common Stock acquirable upon conversion of
    $100,000 principal amount of the Corporation's 7 1/2% Convertible Subordinated Notes due 2006 (the "Notes").

(3) Based on Schedule 13D, Amendment No. 44 dated March 31, 2004 by Gabelli Funds, LLC, parent holding company and registered investment adviser, the amount includes 645,470 shares of Common Stock acquirable upon conversion of $9,045,000 principal amount of the Notes.  All securities are held as agent for the account of various investment company fund accounts managed by such reporting person.  Except under certain conditions, Gabelli Funds, LLC has sole voting power and sole dispositive power over such shares.

                                      -3-


(4) The amount includes 11,500 shares of Common Stock acquirable upon exercise of stock options.  Mr. M.
    Brandt is Mr. R. Brandt's son.

(5) The amount includes 10,000 shares of Common Stock acquirable upon exercise of stock options.  Mr. T.
    Brandt is Mr. R. Brandt's son.

(6) The amount includes 1,500 shares of Common Stock acquirable upon exercise of stock options.

(7) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options.

(8) The amount includes 1,500 shares of Common Stock acquirable upon exercise of stock options and 714 shares of Common Stock acquirable upon conversion of $10,000 principal amount of the Notes.

(9) The amount includes 5,939 shares of Class B Stock owned by Mr. Modlin's immediate family or held in trust for Mr. Modlin's immediate family, and 2,500 shares of Common Stock acquirable upon exercise of stock options.

(10) The amount includes 21,000 shares of Common Stock acquirable upon exercise of stock options.

(11) The amount includes 3,400 shares of Common Stock acquirable upon exercise of stock options.

(12) The amount includes 2,000 shares of Common Stock acquirable upon exercise of stock options.

(13) The amount includes 10,171 shares of Class B Stock set forth in footnotes 2 and 9 above, 7,850 shares of
     Common Stock acquirable upon conversion of the Notes set forth in footnotes 2 and 8 above and 73,839 shares of Common Stock which members of the group have the right to acquire by exercise of stock options
     (including director stock options).

 *  Less than 1%

                             ELECTION OF DIRECTORS

    The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Four directors are to be elected at the May 27, 2004 Annual Meeting for a three-year term, and until their successors have been elected and qualified. Messrs. Richard Brandt, Gene Jankowski and Victor Liss and Ms. Jean Firstenberg, nominated for election as directors for a three-year term, were each elected a director of the Corporation at the 2001 Annual Meeting of Stockholders.

    Set forth after the name of the nominees and each director is their age, the year first elected as a director, their principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and certain other directorships held.

    Management has no reason to believe that the nominees are not available or will not serve if elected, but if a nominee should not become available to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated. Proxies will be voted "FOR" the nominees unless the stockholder specifies otherwise.


NOMINEES - Three-Year Term Expiring 2007

    Gene Jankowski, 69, has been one of our directors since 1994. Chairman of the Board of Trans-Lux Corporation; Chairman of Jankowski Communications System, Inc.; Advisor Managing Director of Veronis Suhler & Associates Inc.; Director of TV Azteca; Co-Chairman of St. Vincent's College; Trustee of St. Vincent's Medical Center; formerly President and Chairman of the CBS Broadcast Group; Chairman Emeritus of the American Film Institute.

    Richard Brandt, 76, has been our Chairman from 1974 to 2003 and a director since 1954. Consultant to Trans-Lux Corporation; Director of Presidential Realty Corporation; Chairman Emeritus and Trustee of the American Film Institute; Trustee of The College of Santa Fe.

    Jean Firstenberg, 68, has been one of our directors since 1989. Director and Chief Executive Officer of the American Film Institute; formerly Trustee of Boston University.

    Victor Liss, 67, has been one of our directors since 1988. Vice Chairman of the Board of Trans-Lux Corporation; Director of Anthem, Inc.; Trustee of Norwalk Hospital; formerly Consultant, President and Chief Executive Officer of Trans-Lux Corporation.

DIRECTORS - Term Expiring 2006

    Steven Baruch, 65, has been one of our directors since 1994. Executive Vice President of Presidential Realty Corporation; Producer of plays and musicals including Driving Miss Daisy, Angels in America, Love Letters, Smokey Joe's Cafe, The Producers, Hairspray and the most recent Broadway revivals of Damn Yankees, A Funny Thing Happened on the Way to the Forum, The Sound of Music and Little Shop of Horrors.

    Thomas Brandt, 40, has been one of our directors since 2000. Executive Vice President and Co-Chief Executive Officer of Trans-Lux Corporation and its Entertainment Subsidiaries; formerly Senior Vice President of Trans-Lux Corporation and its Entertainment Subsidiaries.

    Howard M. Brenner, 70, has been one of our directors since 1997. Senior Advisor of MLGA Holding, Inc.; Director of Interep National Radio Sales, Inc.; formerly Chairman and Chief Executive Officer of HCFP Brenner Securities LLC; formerly President of Brenner Securities; formerly Senior Vice President of Loewenbaum & Company Incorporated, Vice Chairman of Southcoast Capital Corporation which changed its name to Loewenbaum & Company Incorporated; formerly President of Drexel Burnham Lambert Incorporated; formerly member of Board of Governors of the American Stock Exchange and District 10 Committee (NY) National Association of Securities Dealers Inc.

DIRECTORS - Term Expiring 2005

    Matthew Brandt, 40, has been one of our directors since 2000. Executive Vice President of Trans-Lux Corporation, President of Trans-Lux Corporation's Entertainment Subsidiaries, except Chairman of Trans-Lux Cinema Consulting Corporation, and Vice Chairman of the Executive Committee of Trans-Lux Corporation; Director of the National Association of Theatre Owners; formerly Senior Vice President of Trans-Lux Corporation and its Entertainment Subsidiaries.

    Robert B. Greenes, 83, has been one of our directors since 1971. Chairman of the Executive Committee of Trans-Lux Corporation; Chairman of National Oilheat Research Alliance; President of Petroconsult, Inc.; President of East Coast Energy Council; formerly President and Chief Executive Officer of Public Fuel Service Inc. and all of its subsidiaries.

    Howard S. Modlin, 72, has been one of our directors since 1975. Attorney and President of the firm Weisman Celler Spett & Modlin, P.C.; Director of Fedders Corporation; Chairman and Chief Executive Officer of General DataComm Industries, Inc.

    Michael R. Mulcahy, 55, has been one of our directors since 2002. President and Co-Chief Executive Officer of Trans-Lux Corporation and its Communication Subsidiaries; formerly Executive Vice President of Trans-Lux Corporation.

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

Compensation of Executive Officers

    The following Summary Compensation Table sets forth the compensation paid or awarded for each of the three years in the period ended December 31, 2003 to the Chief Executive Officer and the Corporation's four other most highly compensated executive officers.

                           Summary Compensation Table

                                                                                                  Long Term
                                                            Annual Compensation                 Compensation
                                                  -----------------------------------------     -------------       All Other
                                                                            Other Annual          Options         Compensation
Name and Principal Position              Year     Salary($)    Bonus ($)    Compensation ($)      Granted (#)        ($) (1)
---------------------------              ----     ---------    ---------    ----------------    -------------     ------------
Michael R. Mulcahy .................     2003      276,314       78,992         4,000                -               17,630
President and Co-Chief Executive         2002      270,228       17,854         1,350                -               14,668
Officer, former Executive Vice           2001      248,887       21,541             -                -               14,409
President (2)

Thomas Brandt ......................     2003      173,898       46,362         4,500                -                    -
Executive Vice President and Co-         2002      158,159        7,141         4,000                -                    -
Chief Executive Officer, former          2001      135,756        2,949         4,000                -                    -
Senior Vice President (2)

Matthew Brandt .....................     2003      169,295       24,925         8,750                -                    -
Executive Vice President, President      2002      155,364       21,157         7,750                -                    -
of Entertainment Subsidiaries,           2001      135,756        2,949         4,000                -                    -
former Senior Vice President (2)

Thomas F. Mahoney ..................     2003      155,684       10,625             -                -                    -
Senior Vice President of Sales           2002      157,924        3,125             -                -                    -
                                         2001      144,339        2,813             -                -                    -

Angela D. Toppi ....................     2003      143,241       42,818           500                -                    -
Executive Vice President, Treasurer,     2002      138,236        1,563           850                -                    -
Secretary and Chief Financial            2001      127,096        2,813             -                -                    -
Officer, former Senior Vice
President (2)
____________________

(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts reflected for Mr. Mulcahy represent split dollar life insurance premiums.

(2)   Other annual compensation includes directors and/or trustee fees.

Corporate Governance Policies and Procedures

    The Board of Directors has adopted: (1) a Code of Business Conduct and Ethics that applies specifically to Board Members and Executive Officers; and
(2) a Code of Conduct that applies to all other employees. These Codes are designed to promote compliance with applicable laws and regulations, to promote honest and ethical conduct, including full, fair, accurate and timely disclosure in reports and communications with the public. Both of these Codes are available for viewing on the Corporation's website at www.trans-lux.com. Any amendments to, or waivers from, the Code of Business Conduct and Ethics will be posted on the website. In addition, the Board of Directors adopted a Whistle Blowing policy, which provides procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls and auditing matters, as well as the confidential, anonymous submission of concerns regarding questionable accounting or auditing practices.

    In accordance with the American Stock Exchange Listing Standards ("Standards"), the Corporation's Board of Directors must consist of a majority of independent directors as defined in Section 121A of such Standards, unless the company is considered a controlled company. Section 801 of the Standards, defines a controlled company as a company in which over 50% of the voting power is held by an individual or group. In accordance with the Standards, the Corporation is considered a controlled company, and therefore, exempt from the requirements of Section 121A.

Compensation Committee Report

    All matters concerning executive compensation for Messrs. Mulcahy and T. Brandt, Co-Chief Executive Officers, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance.
In determining the total compensation to be paid to the Chief Executive Officers and all other executive officers, the Compensation Committee considers management's recommendations based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officers' compensation is based upon the above factors and included bonuses as described in the section on Employment Agreements.

    This Compensation Committee Report has been respectively submitted by Compensation Committee members Howard S. Modlin, Jean Firstenberg, Robert B. Greenes and Gene Jankowski.

Audit Committee Report

    The Audit Committee (the "Committee") is comprised of three directors who are not officers or employees of the Corporation (Ms. Firstenberg and Messrs. Greenes and Jankowski) and who are independent as defined in Section 121 of the Standards, plus Mr. Modlin, ex officio. Mr. Jankowski is qualified as an "audit committee financial expert" as defined by Item 401(h)(2) of Regulation S-K under the Securities Act of 1933.

    In accordance with its written charter adopted by the Committee of the Board of Directors, (included as Exhibit A in this Proxy Statement) the Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Committee qualify as "independent" under the provisions of Section 10A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder.

    In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement confirming the absence of any relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the auditors any activities that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee received a report on the quality control procedures of the independent auditors as well as the most recent peer review conducted under guidelines of the American Institute of Certified Public Accountants.

    The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, both with and without members of management present, discussed and reviewed the independent auditors' audit of the financial statements.

    The Committee reviewed the audited financial statements of the Corporation as of and for the year ended December 31, 2003, with management and the independent auditors. Management is responsible for the preparation, presentation and integrity of the Corporation's financial statements, the Corporation's internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Corporation's independent auditors' are responsible for performing an independent audit of the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    Based on the above-mentioned review and discussions with the independent auditors, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. This Audit Committee Report is provided by the following independent directors, who constitute the committee: Jean Firstenberg, Robert B. Greenes and Gene Jankowski.

Retirement Plan and Supplemental Retirement Benefits

    The Corporation already made all required 2003 contributions during the 2003 calendar year for the individuals listed in the Summary Compensation Table and all other eligible employees to the Corporation's retirement plan. Under the supplemental retirement arrangement, with the retired former Chief Executive Officer, Mr. Liss, the Corporation made payments totaling $174,000 and $332,000 in 2003 and 2002, respectively. In 2002, the Company accrued $50,000 for such benefits and in 2001, the Company recognized a benefit of $126,930 due to amendments to the pension plan.

    The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.


                                          Estimated Annual Retirement Benefits
                                            Based on Credited Service Years
Final Average Salary for                  ------------------------------------
Highest Five of the Ten
Years Preceding Retirement        10          20          30          35          40
---------------------------------------------------------------------------------------
$100,000                        $15,000     $30,000     $45,000    $ 52,500    $ 60,000
 125,000                         18,750      37,500      56,250      65,625      75,000
 150,000                         22,500      45,000      67,500      78,750      90,000
 200,000(1)                      30,000      60,000      90,000     105,000     120,000(2)

______________

As of January 1, 2004, Messrs. Mulcahy, Mahoney, T. Brandt, M. Brandt and Ms. Toppi had 35, 35, 17, 17 and 16 years of credited service, respectively.

 (1)   $205,000 is the legislated annual cap on compensation.
 (2) $165,000 is the maximum legislated annual benefits payable from a qualified pension plan.

Certain Transactions

    During the year 2003, $602,430 in fees for legal services rendered was paid by the Corporation to the law firm of which Mr. Modlin, a director of the Corporation, is the president.

Employment Agreements

    The Corporation has employment agreements with Messrs. Mulcahy, T. Brandt and M. Brandt expiring on March 31, 2005, Mr. Mahoney expiring on May 31, 2005 and Ms. Toppi expiring on March 31, 2006. The agreements provide for annual compensation of $260,000 through June 30, 2004 and $270,000 through March

31, 2005 for Mr. Mulcahy; $175,000 through June 30, 2004 and $190,000 through March 31, 2005 for Mr. T. Brandt; $170,000 through June 30, 2004 and $185,000 through March 31, 2005 for Mr. M. Brandt; $130,000 through August 31, 2004 and $150,000 through May 31, 2005 for Mr. Mahoney; and $150,000 through June 30, 2004, $160,000 and $170,000 through March 31, 2005 and 2006, respectively, for
Ms. Toppi.

    Each agreement, except Ms. Toppi's, contains graduated bonus provisions based on the Corporation's defined pre-tax consolidated earnings, not to exceed $150,000 and $20,000 for Messrs. Mulcahy and Mahoney, respectively. Mr. T. Brandt's agreement provides for profit participation of 1 1/2% of the Corporation's defined pre-tax consolidated earnings for 2004 and 2005. Mr. M. Brandt's agreement provides for profit participation of 1% of the Corporation's defined pre-tax consolidated earnings for 2004 and 2005, plus a percentage of the Corporation's theatrical cash flow. Each agreement, except Mr. Mahoney's, provides for severance benefits. Mr. Mulcahy and Mr. Mahoney's agreements provide for sales override commissions. Each agreement also contains varying disability and death benefits, and there are insurance benefits for Mr. Mulcahy and Ms. Toppi. Messrs. Mulcahy, T. Brandt, M. Brandt and Ms. Toppi have the right to cancel their agreements and receive lump sum payments of $1,200,000, $600,000, $600,000 and $450,000, respectively, if there is a "change in control" as defined therein. The foregoing is a summary of the agreements and reference is made to the agreements, each of which has been filed with the Securities and Exchange Commission, for the full terms thereof.

    The Corporation has a consulting agreement with Mr. R. Brandt, Chairman Emeritus of the Board, who no longer is an executive officer, expiring on December 31, 2011. The agreement provides for annual payments of $393,437, subject to cost of living adjustments. The agreement contains graduated bonus provisions based on the Corporation's defined pre-tax consolidated earnings, not to exceed $130,429, subject to cost of living adjustments. The agreement provides for profit participation of 1 1/2% of the Corporation's defined pre-tax consolidated earnings and also contains disability, death and insurance benefits. If there is a "change in control" as defined therein, and the Corporation fails to elect Mr. R. Brandt to his present position, he has the right to receive the payments for the balance of the term of his agreement, including certain lump sum payments thereof.

    During 2003 and 2004, the named executives and other executives plus Mr. R. Brandt deferred their increases for three months.

Stock Option Plans and Stock Options

    The Corporation has two incentive stock option plans, which provide for the grant of incentive stock options at fair market value (or 110% of fair market value if the optionee owns more than 10% of the Corporation's outstanding voting securities) on date of grant. Options outstanding are exercisable during the period one to ten years (or one to six years if the optionee owns more than 10% of the Corporation's outstanding voting securities) after date of grant and while the holder is in the employ of the Corporation. No stock options were granted in fiscal 2003 to the named executive officers. The following table sets forth information as to the named executive officers with respect to (i) the value realized on exercise of stock options, and (ii) fiscal year end option values.

                 Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values


                                                                      Number of
                                                                     Unexercised             Value of Unexercised
                                                                  Options at Fiscal         In-the-Money Options at
                                  Option  Exercises                   Year End              Fiscal Year End ($) (1)
                       --------------------------------------       -------------           -----------------------
                       Shares Acquired                               Exercisable/                 Exercisable/
Name                     on Exercise       Value Realized ($)       Unexercisable                Unexercisable
----                   ---------------     ------------------       -------------                --------------
Michael R. Mulcahy         None                 -                    21,000/ -                     2,950/ -
Thomas Brandt              None                 -                    10,000/ -                     5,900/ -
Matthew Brandt             None                 -                    11,500/ -                     5,900/ -
Thomas F. Mahoney          None                 -                     3,400/ -                        - / -
Angela D. Toppi            None                 -                     2,000/ -                        - / -
______________

(1) Market value of underlying securities at fiscal year end, minus the exercise price.

                     FIVE-YEAR CORPORATE PERFORMANCE GRAPH

    The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 2003 with the Total Return Index for American Stock Exchange US ("AMEX US") and the Russell 2000 Index ("RUSSELL 2000"). The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.


                      COMPARATIVE FIVE YEAR TOTAL RETURNS*

    Trans-Lux Corporation, AMEX US Total Return Index, Russell 2000 Index**

                   1998       1999       2000       2001      2002       2003
                 ------     ------     ------     ------     -----     ------
AMEX US          100.00     131.94     122.38     113.91     93.10     126.03

RUSSELL 2000     100.00     119.62     114.59     115.77     90.79     131.98

TLX              100.00      77.67      39.27      63.54     58.14      66.13

______________

*      Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the RUSSELL 2000. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX US and RUSSELL 2000.

                              INDEPENDENT AUDITORS

Appointment of Independent Auditors

    The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in 1987 as auditors for the Corporation's 1987 fiscal year.

    Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.

Principal Accounting Firm Fees

    During the years ended December 31, 2003 and 2002, audit fees of $194,780 and $168,050 were paid to the Corporation's principal accounting firm, Deloitte & Touche LLP. Audit fees for 2003 and 2002 consisted of (i) audit of the Company's annual financial statements, and (ii) reviews of the Company's quarterly financial statements. There were no non-audit related fees, tax fees or fees for any other services paid to Deloitte & Touche LLP during 2003 and 2002.

    The Audit Committee of the Board of Directors has considered the absence of non-audit services by the auditors for financial information systems design and implementation and absence of all other non-audit services as compatible with maintaining the auditor's independence.

           MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

    During 2003, the Board of Directors had four meetings. All directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors receive an annual fee of $4,000 and $1,200 for each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and $450 for each meeting of the Board attended. Mr. Jankowski receives an annual fee of $9,000 as Chairman of the Board and Mr. Liss receives an annual fee of $2,000 as Vice Chairman of the Board.

    The members of the Executive Committee of the Board of Directors are Messrs.
R. Brandt, Greenes, M. Brandt, Liss and Modlin. The Executive Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is, from time-to-time, delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee did not hold any formal meetings in 2003. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting). Mr. Greenes receives an annual fee of $2,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences. Mr.
M. Brandt receives an annual fee of $1,000 as Vice Chairman of the Executive Committee.

    The members of the Compensation Committee of the Board of Directors are Messrs. Modlin, Greenes and Jankowski and Ms. Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee held two meetings in 2003. Members of said Committee receive a fee of $400 for each meeting of the Committee they attend ($700 if on a separate day than a Board Meeting) and the Chairman, Mr. Modlin, receives an annual fee of $2,500.

    The members of the Audit Committee of the Board of Directors are Ms. Firstenberg and Messrs. Greenes and Jankowski, and Mr. Modlin, ex officio.
The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. The Audit Committee held four meetings in 2003. Members of said Committee receive a fee of $500 for each meeting of the Committee they attend ($1,000 if on a separate day than a Board Meeting) and the Chairperson, Ms. Firstenberg, receives an annual fee of $3,000. In addition, the Chairperson receives $100 for quarterly telephonic meetings with the Independent Auditors.

    The Board of Directors has not established a nominating or similar committee. In accordance with the Standards, as previously discussed in the section entitled "Corporate Governance Policies and Procedures," the Corporation is considered a controlled company, and therefore, not required by such Standards to have a nominating committee recommend or cast votes for the nomination or election of directors. Currently, all directors participate in the consideration of director nominees.

    The Board of Directors has previously established a Non-Employee Director Stock Option Plan, which as amended, covers a maximum of 30,000 shares for grant. Options are for a period of six years from date of grant, are granted at fair market value on date of grant, may be exercised at any time after one year from date of grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 stock options based on five or more years of service, another 500 stock options based on 10 or more years of service and an additional 1,000 stock options based on twenty or more years of service. Additional stock options are granted upon the expiration or exercise of any such option, which is no earlier than four years after date of grant, in an amount equal to such exercised or expired options.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

    Based solely on a review of the copies of reports furnished to the Corporation for the year ended Decemebr 31, 2003, the Corporation's executive officers and directors have complied with the Section 16(a) filing requirements.

                  STOCKHOLDER PROPOSALS - 2005 ANNUAL MEETING

    If any stockholder desires to submit a proposal for action at the 2005 annual meeting, such proposal must be received by the Secretary of the Corporation on or before December 1, 2004. Nominations for directors at the 2005 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before January 28, 2005.

                              COST OF SOLICITATION

    The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.


                                             By Order of the Board of Directors


                                                    Angela D. Toppi
                                                  Corporate Secretary

Dated:  Norwalk, Connecticut
        March 31, 2004

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT


                                  MAY 27, 2004
                              NORWALK, CONNECTICUT

PROXY
                             TRANS-LUX CORPORATION

                 ANNUAL MEETING OF STOCKHOLDERS - MAY 27, 2004
                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints THOMAS BRANDT, MICHAEL R. MULCAHY and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on May 27, 2004, at 3:00 P.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

Directors recommend vote FOR Items 1 and 2

Item 1          FOR     WITHHELD     Election of Richard Brandt,
                ___      ___         Jean Firstenberg, Gene Jankowski and
                \___\   \ ___\       Victor Liss to serve as directors for a
                                     three-year term, and until their successors are elected and shall have qualified.

                                     Authority is withheld with respect to the following nominee(s).

                                     -------------------------------------------

                                     -------------------------------------------


Item 2          FOR     AGAINST   ABSTAIN       Recommended retention of
                ___      ___       ___          Deloitte & Touche LLP as
                \___\    \___\    \___ \        the independent auditors for
                                                the Corporation for the
                                                ensuing year.

                     (Continued and to be signed on other side.)

                            (Continued from other side.)


UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEM 2.



    A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournment thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

    IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated March 31, 2004.


                                        Dated:________________, 2004


                                        ______________________ (L.S.)
                                        Stockholder(s) Signature


                                        ______________________(L.S.)


                                         NOTE:  This proxy properly filled in,
                                         dated and signed, should be returned
                                         immediately in the enclosed postpaid
                                         envelope to TRANS-LUX CORPORATION, 110
                                         Richards Avenue, Norwalk, Connecticut
                                         06856-5090.  If the signer is a
                                         corporation, sign in full the corporate
                                         name by a duly authorized officer.  If
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give your full title as such.